EQ ADVISORS TRUSTSM

SUPPLEMENT DATED SEPTEMBER 24, 2012 TO THE PROSPECTUS DATED MAY 1, 2012, AS SUPPLEMENTED

This Supplement updates information contained in the Prospectus dated May 1, 2012, as supplemented, of EQ Advisors Trust (the “Trust”) regarding the EQ/UBS Growth and Income Portfolio (“Portfolio”). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. You may obtain an additional copy of the Prospectus and/or a copy of the Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com

The purpose of this Supplement is to provide you with information about a portfolio manager change to the Portfolio.

Information Regarding

EQ/UBS Growth and Income Portfolio

The following replaces in its entirety information in the table in the section of the Prospectus entitled “Management of the Trust: Adviser – UBS Global Asset Management (Americas) Inc. (“UBS Global (AM)”):

Portfolio Manager: The members of the team jointly and primarily responsible for the management of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Thomas J. Digenan, CFA®	Managing Director and North American Equity Strategist of UBS Global (AM)	April 2005
Ian McIntosh	Senior Portfolio Manager UBS Global (AM)	September 2012

*****

The second, third and fourth paragraphs in section of the Prospectus entitled “Management of the Trust – The Advisers – UBS Global Asset Management (Americas) Inc. hereby are deleted in their entirety and replaced with the following information:

Thomas J. Digenan, CFA®, and Ian McIntosh are members of the U.S. Core/Value Equities investment management team primarily responsible for the day-to-day management of the Portfolio.

  Thomas J. Digenan, CFA®, is a Managing Director of UBS Global AM and since 2012, Head of U.S. Core/Value Equities team. As the head of the investment management team, Mr. Digenan leads the portfolio construction process and reviews the overall composition of the Portfolio’s portfolio to ensure compliance with its stated investment objectives and strategies. Mr. Digenan joined UBS Global AM as an investment professional in 1993. He has been a U.S. Core/Value Equity Strategist since 2001.

  Ian McIntosh, is a senior portfolio manager on the U.S. Core/Value Equities team. Mr. McIntosh works closely with Mr. Digenan on portfolio construction and ensuring that Portfolio investment objectives are met Mr. McIntosh joined UBS Global AM as a portfolio manager in 2004.

* * * * *